UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2004

                            CAPITAL BANK CORPORATION


             (Exact name of registrant as specified in its charter)



      North Carolina                   0-30062                  56-2101930
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
of incorporation)                                         Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

(c) Exhibits - The following exhibit is furnished pursuant to Item 7 as a part of this Report on Form 8-K:

99.1 Press Release dated April 23, 2004 announcing appointment of B. Grant Yarber as Chief Executive Officer and a director of Registrant and its principal subsidiary. He retains his title as President.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2004

                            CAPITAL BANK CORPORATION





                              By:  /s/Richard W. Edwards
                                   ------------------------
                                   Richard W. Edwards
                                   Chief Financial Officer





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


                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
-----------       ----------------------

99. 1             Press Release dated April 23, 2004 announcing appointment of
                  B. Grant Yarber as Chief Executive Officer of Registrant and its principal subsidiary.







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